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VANGUARD(R) WINDSOR(TM) II FUND

SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 2006

Effective November 9, 2006, Vanguard Windsor II Fund has reopened and removed the $25,000 annual investment restriction that had been in effect since April 20, 2006. New and current shareholders may now invest in the Fund without limitation.
     The Fund's Investor Shares will retain their $10,000 minimum initial investment amount. The $10,000 minimum for the Fund's Investor Shares applies to all new accounts, including IRAs, education savings accounts, and custodial accounts for minors.
     The Fund reserves the right to further revise its initial and additional investment policies at any time without prior notice to shareholders.



















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